UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2014

LeMaitre Vascular, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33092

Delaware	04-2825458
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

63 Second Avenue

Burlington, MA 01803

(Address of principal executive offices, including zip code)

781-221-2266

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 29, 2014, LeMaitre Vascular, Inc. (the “Company”) issued a press release regarding its financial and operational results for the first quarter ended March 31, 2014. The press release contained the following guidance: “For 2014 the Company expects sales of $70.0mm (+9% vs. 2013), and operating income of $5.5mm (+22% vs. 2013). For 2014 the Company expects XenoSure sales of $10.3mm (+33% vs. 2013).” Additionally, on April 29, 2014, the Company disclosed in its earnings conference call that they believed that the Company would record a gross margin of 70% in Q4 of 2014.

On May 29, 2014, the Company issued a press release announcing the commencement of an offering. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

This information included in this Item 8.01 contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements included herein regarding the Company’s business that are not historical facts may be “forward-looking statements” that involve risks and uncertainties. Specifically, forward-looking statements in this release include, but are not limited to, statements about the Company’s expectations regarding sales and operating income levels in 2014, sales of XenoSure in 2014 and gross margin for Q4 of 2014. Forward-looking statements are based on management’s current, preliminary expectations and are subject to risks and uncertainties that could cause actual results to differ from the results expected, including, but not limited to, the risk and uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the proposed offering announced in the attached press release, the risk that the Company may not realize the anticipated benefits of its strategic activities; the risk that assumptions about the market for the Company’s products and the productivity of the Company’s direct sales force and distributors may not be correct; risks related to the integration of acquisition targets; risks related to product demand and market acceptance of the Company’s products; the risk that the XenoSure product is not as accretive and does not achieve the gross margins currently anticipated by the Company; the risk that the Company experiences increased expense, production delays or quality difficulties in the transition of the XenoSure manufacturing operations; the risk that the Company is not successful in transitioning to a direct-selling model in new territories; adverse conditions in the general domestic and global economic markets and other risks and uncertainties included under the heading “Risk Factors” in our most recent Annual Report on Form 10-K, as updated by our subsequent filings with the SEC, all of which are available on the Company’s investor relations website at http://www.lemaitre.com and on the SEC’s website at http://www.sec.gov. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events, or circumstances after the date they were made, or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The Company hereby furnishes the following exhibit:

99.1	Press Release issued by LeMaitre Vascular, Inc. dated May 29, 2014.

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LeMaitre Vascular, Inc.

Date: May 29, 2014	By:	Joseph P. Pellegrino, Jr.
/s/ JOSEPH P. PELLEGRINO, JR.
Joseph P. Pellegrino, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by LeMaitre Vascular, Inc. dated May 29, 2014.